SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NORTEL NETWORKS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Subject: Nortel Networks Corporation

Notice of Electronic Delivery of Proxy-related Materials and Voting Instructions for the Combined 2004/2005 Annual Meeting of Shareholders (the “Meeting”)

Holder Account Number: « »	Access Number: « »

As a registered holder of common shares of Nortel Networks Corporation, you are entitled to receive Nortel Networks Corporation’s proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2003 and 2004 annual reports to shareholders (the “Materials”). You are also entitled to vote the common shares of Nortel Networks Corporation registered in your name in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2005.

To view the Materials please go to www.nortel.com/proxyregistered.

To vote the common shares registered in your name over the Internet, please go to www.computershare.com/nortelproxy and follow the on screen voting instructions. You have been provided with a Holder Account Number and Access Number (see above), which you will need to access the voting site and register your voting preferences.

If you prefer to vote by mail or by facsimile, please contact Computershare Trust Company of Canada at 1-866-249-7775, service@computershare.com, or 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, and Computershare Trust Company of Canada will provide you with a paper form of proxy (please include your Holder Account Number from this e-mail notification in your request).

A request for a paper form of proxy will not revoke your consent to receive documents electronically unless you specify otherwise, in writing.

You are receiving this e-mail because you have previously registered your consent to receive shareholder communications electronically. Should you have any questions or comments about electronic voting or your account, please contact Computershare Trust Company of Canada at service@computershare.com.

April 29, 2005

Dear Shareholder:

Nortel Networks Corporation is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce Nortel costs.

Electronic access to our shareholder communications

This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:

•	Annual Report including financial statements;

•	Quarterly Reports including financial statements;

•	Notice of Shareholders Meetings;

•	Proxy Circular and Proxy Statement, and other proxy-related materials; and

•	Other shareholder documents from Nortel, as applicable.

While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.

How to enroll for electronic access of documents

If you choose the electronic option, you must have an electronic mail (e-mail) account and access to the Internet. To take advantage of electronic access, please go either to www.nortel.com/shareholders or for direct access, visit www.computershare.com, click “Investors” and then “Electronic Shareholder Communications”. To register, you will need the Holder Account Number displayed on your form of proxy. If you have more than one registered account with Nortel, you may receive additional forms of proxies with a separate Holder Account Number for each account. After agreeing to the terms of Consent — Delivery of Documents by Electronic Means — you’ll be prompted to pick the delivery method for the available publications, enter your e-mail address, and after clicking “Submit”, an e-mail confirmation will be sent by Computershare Trust Company of Canada, Nortel’s registrar and transfer agent, confirming your enrollment.

Electronic Voting

By electing to access Nortel documents electronically via the Internet, you may also vote your shares through the Internet. You will receive an e-mail notification including the links to access Nortel Networks Corporation’s proxy-related materials when they become available, as well as the required holder account information to enable you to vote your shares through the Internet.

Your enrollment for electronic access will remain in effect until you cancel your enrollment. You can cancel your enrollment at any time by contacting Computershare Trust Company of Canada in writing at service@computershare.com or at 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1.

If you have Internet access, we hope that you will take advantage of this online service.

Yours truly,

/s/   Gordon A. Davies

Gordon A. Davies
Corporate Secretary

April 29, 2005

Dear Shareholder:

Nortel Networks Corporation is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce Nortel costs.

Electronic access to shareholder communications

This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:

•	Annual Report including financial statements;

•	Quarterly Reports including financial statements;

•	Notice of Shareholder Meetings; and

•	Proxy Circular and Proxy Statement and other proxy-related materials.

While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.

Electronic Voting

As a beneficial shareholder of Nortel Networks Corporation, you already have the ability to vote your shares electronically through the Internet at www.nortel.com/shareholders. We encourage you to vote your shares electronically by following the instructions contained on the enclosed Vote Instruction Form from your bank or broker.

How to enroll for electronic access of documents

After voting at www.nortel.com/shareholders you will be given the opportunity to enroll for future electronic delivery of proxy related documents and other shareholder information as they become available. Enrollment is easy. Simply enter your e-mail address and select a Personal Identification Number (PIN) of your choice (choose something easy to remember). This will authorize us to notify you by e-mail when these mailings are available on the Internet, so you can view them online, eliminating the mailing of paper copies to your home. The e-mail notification will contain a unique Control Number which you will need to access these documents.

Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment at any time by accessing the website www.nortel.com/shareholders. Please record your Enrollment Number and PIN (personal identification number) in a secure place for future reference.

We hope that you will take advantage of this online service.

April 29, 2005

Dear Shareholder:

Nortel Networks Corporation is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce Nortel costs.

Electronic access to shareholder communications

This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:

•	Annual Report including financial statements;

•	Quarterly Reports including financial statements;

•	Notice of Shareholder Meetings; and

•	Proxy Circular and Proxy Statement and other proxy-related materials.

While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.

How to enroll for electronic access of documents

If you prefer the electronic option, you must have an electronic mail (e-mail) account and access to the Internet. To take advantage of electronic access, please go to www.nortel.com/shareholders and follow the instructions for enrollment. Please use the 12 character Control Number displayed on the enclosed Voting Instruction Form. If you hold Nortel Networks Corporation common shares in multiple accounts, you will receive meeting packages and a corresponding Control Number for each account. You must register for each account. Each account will be coded for electronic access of documents and you will be notified when companies held in your accounts make documents available on-line. An e-mail confirmation of your election(s) for this option will be sent to your e-mail address.

Electronic Voting

By electing to access Nortel documents electronically via the Internet, you may also vote your shares through the Internet. You will receive an e-mail notification on how to access Nortel Networks Corporation’s proxy-related documents when they become available, as well as a Control Number to enable you to vote your shares through the www.nortel.com/shareholders Internet website. The control number is also displayed on the Voting Instruction Form if you received paper copies of documents.

Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment at any time by accessing the www.nortel.com/shareholders website. Please record your Enrollment Number and PIN (personal identification number) in a secure place for future reference.

We hope that you will take advantage of this online service.

April 29, 2005

Dear Stock Option Holder:

As a holder of stock options to purchase common shares of Nortel Networks Corporation, please find enclosed the following documents:

1.	the notice for the Company’s annual meeting of shareholders to be held in Toronto, Ontario on June 29, 2005, together with the proxy circular and proxy statement for the meeting; and

2.	the Company’s 2004 Annual Report to Shareholders.

Please note that a form of proxy has not been enclosed as stock option holders are not entitled to vote at the meeting.

Yours truly,

/s/ Gordon A. Davies

Gordon A. Davies

encls.

Nortel Networks
8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6     T  905.863.1191     F  905.863.8423
nortel.com

Français à suivre

Notice of Electronic Distribution of Proxy-related Materials and Electronic Voting for the Combined 2004/2005 Annual Meeting of Shareholders (the “Meeting”)

The second personalized code required to vote your shares, your access number is •.

To access Nortel Networks Corporation’s proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2003 and 2004 annual reports to shareholders (the “Materials”), please go to www.nortel.com/proxymaterials.

In order to vote your common shares attributable to your account, you will require two personalized codes. The first of these codes, your personalized holder account number was sent to you in a previous e-mail.

To vote the common shares attributable to you in your account, please go to www.computershare.com/ca/proxy/nortel2 and follow the voting instructions provided.

As a participant in the Nortel Networks Limited Investment Plan for Employees — Canada or the Nortel Networks Limited Savings Plan for Employees — Canada, you are entitled to receive the Materials. You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2005.

Notice of Electronic Distribution of Proxy-related Materials and Electronic Voting for the Combined 2004/2005 Annual Meeting of Shareholders (the “Meeting”)

The second personalized code required to vote your shares, your access number is •.

To access Nortel Networks Corporation’s proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2003 and 2004 annual reports to shareholders (the “Materials”), please go to www.nortel.com/proxymaterials.

In order to vote your common shares attributable to your account, you will require two personalized codes. The first of these codes, your personalized holder account number was sent to you in a previous e-mail.

To vote the common shares attributable to you in your account, please go to www.computershare.com/ca/proxy/nortel4 and follow the voting instructions provided.

As a participant in the Nortel Networks Long-Term Investment Plan, you are entitled to receive the Materials. You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2005.

Notice of Electronic Distribution of Proxy-related Materials and Electronic Voting for the Combined 2004/2005 Annual Meeting of Shareholders (the “Meeting”)

The second personalized code required to vote your shares, your access number is •.

To access Nortel Networks Corporation’s proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2003 and 2004 annual reports to shareholders (the “Materials”), please go to www.nortel.com/proxymaterials.

In order to vote your common shares attributable to your account, you will require two personalized codes. The first of these codes, your personalized holder account number was sent to you in a previous e-mail.

To vote the common shares attributable to you in your account, please go to www.computershare.com/ca/proxy/nortel5 and follow the voting instructions provided.

As a participant in the Nortel Networks Ireland Share Participation Scheme or the Nortel Networks Shannon Share Participation Scheme, you are entitled to receive the Materials. You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2005.

Français à suivre

Notice of Electronic Distribution of Proxy-related Materials and Electronic Voting for the Combined 2004/2005 Annual Meeting of Shareholders (the “Meeting”)

The second personalized code required to vote your shares, your access number is •.

To access Nortel Networks Corporation’s proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2003 and 2004 annual reports to shareholders (the “Materials”), please go to www.nortel.com/proxymaterials.

In order to vote your common shares attributable to your account, you will require two personalized codes. The first of these codes, your personalized holder account number was sent to you in a previous e-mail.

To vote the common shares attributable to you in your account, please go to www.computershare.com/ca/proxy/nortel3 and follow the voting instructions provided.

As a participant in the Nortel Networks Stock Purchase Plan, you are entitled to receive the Materials. You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2005.

Nortel Networks Stock Purchase Plan

If a voting instruction form signed and received in due time does not have voting instructions indicated, Mourant ECS Trustees Limited will have no authority to vote the common shares credited to your account. Mourant ECS Trustees Limited will also not have the authority to vote the common shares credited to your account with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may be properly brought before the meeting.

To: Mourant ECS Trustees Limited

I hereby acknowledge receipt of the notice of annual meeting of shareholders of Nortel Networks Corporation to be held on Wednesday, June 29, 2005, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2004.

As to any whole common shares of the Company credited to my account(s), related to contributions, held by you on May 2, 2005 on my behalf as a participant in the Nortel Networks Stock Purchase Plan, you are instructed to sign and forward a proxy as solicited by the Company for use at the annual meeting of shareholders or any postponements or adjournments of the meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.

THANK YOU

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Stock Purchase Plan

1. Election of Directors - The board of directors recommends that you vote **FOR** the following nominees proposed by management:

Nominee	For	Withhold / Abstain
01. Jalynn H. Bennett	☐	☐
02. Dr. Manfred Bischoff	☐	☐
03. Robert E. Brown	☐	☐
04. John E. Cleghorn	☐	☐
05. The Hon. James B. Hunt, Jr.	☐	☐
06. Robert A. Ingram	☐	☐
07. John A. MacNaughton	☐	☐
08. The Hon. John P. Manley	☐	☐
09. Richard D. McCormick	☐	☐
10. Ronald W. Osborne	☐	☐
11. William A. Owens	☐	☐
12. Harry J. Pearce	☐	☐

2. Appointment of Independent Auditors

The board of directors recommends that you vote **FOR** the appointment of Deloitte & Touche LLP as independent auditors.

For	Withhold / Abstain
☐	☐

3. Nortel Stock Purchase Plans

The board of directors recommends that you vote **FOR** the adoption of the Nortel U.S. Stock Purchase Plan, the Nortel Global Stock Purchase Plan, and the Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program.

For	Against	Withhold / Abstain
☐	☐	☐

4. Nortel 2005 Stock Incentive Plan

The board of directors recommends that you vote **FOR** the adoption of the Nortel 2005 Stock Incentive Plan.

For	Against	Withhold / Abstain
☐	☐	☐

Shareholder Proposals - The board of directors recommends that you vote **AGAINST** each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.

Proposal	For	Against	Withhold / Abstain
5. Shareholder Proposal No. 1	☐	☐	☐
6. Shareholder Proposal No. 2	☐	☐	☐
7. Shareholder Proposal No. 3	☐	☐	☐
8. Shareholder Proposal No. 4	☐	☐	☐
9. Shareholder Proposal No. 5	☐	☐	☐
10. Shareholder Proposal No. 6	☐	☐	☐
11. Shareholder Proposal No. 7	☐	☐	☐
12. Shareholder Proposal No. 8	☐	☐	☐
13. Shareholder Proposal No. 9	☐	☐	☐
14. Shareholder Proposal No. 10	☐	☐	☐
15. Shareholder Proposal No. 11	☐	☐	☐

Mourant ECS Trustees Limited will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Saving Time) on Wednesday, June 22, 2005. If Mourant ECS Trustees Limited does not receive your voting instruction form, it will not provide to the Company a proxy with respect to your common shares listed on this voting instruction form. If a voting instruction form signed and received in due time does not have voting instructions indicated, Mourant ECS Trustees Limited will have no authority to vote the common shares credited to your account.

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.

Nortel Networks Ireland Share Participation Scheme

Nortel Networks Shannon Share Participation Scheme

If a voting instruction form signed and received in due time does not have voting instructions indicated, Mercer Limited will have no authority to vote the common shares credited to your account. Mercer Limited will also not have the authority to vote the common shares credited to your account with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may be properly brought before the meeting.

To: Mercer Limited

I hereby acknowledge receipt of the notice of annual meeting of shareholders of Nortel Networks Corporation to be held on Wednesday, June 29, 2005, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2004.

As to any whole common shares of the Company credited to my account(s), related to vested contributions, held by you on May 2, 2005 on my behalf as a participant in the Nortel Networks Ireland Share Participation Scheme or the Nortel Networks Shannon Share Participation Scheme, you are instructed to sign and forward a proxy as solicited by the Company for use at the annual meeting of shareholders or any postponements or adjournments of the meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.

THANK YOU

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Ireland Share Participation Scheme

Nortel Networks Shannon Share Participation Scheme

1. Election of Directors - The board of directors recommends that you vote **FOR** the following nominees proposed by management

	For	Withhold / Abstain		For	Withhold / Abstain		For	Withhold / Abstain		For	Withhold / Abstain
01. Jalynn H. Bennett	☐	☐	04. John E. Cleghorn	☐	☐	07. John A. MacNaughton	☐	☐	10. Ronald W. Osborne	☐	☐
02. Dr Manfred Bischoff	☐	☐	05. The Hon. James B. Hunt, Jr	☐	☐	08. The Hon. John P. Manley	☐	☐	11. William A. Owens	☐	☐
03. Robert E. Brown	☐	☐	06. Robert A.Ingram	☐	☐	09. Richard D. McCormick	☐	☐	12. Harry J. Pearce	☐	☐

2. Appointment of Independent Auditors

	For	Withhold / Abstain
The board of directors recommends that you vote **FOR** the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐

3. Nortel Stock Purchase Plans

	For	Against	Withhold / Abstain
The board of directors recommends that you vote **FOR** the adoption of the Nortel U.S. Stock Purchase Plan, the Nortel Global Stock Purchase Plan, and the Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program.	☐	☐	☐

4. Nortel 2005 Stock Incentive Plan

	For	Against	Withhold / Abstain
The board of directors recommends that you vote **FOR** the adoption of the Nortel 2005 Stock Incentive Plan.	☐	☐	☐

Shareholder Proposals - The board of directors recommends that you vote **AGAINST** each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.

	For	Against	Withhold / Abstain		For	Against	Withhold / Abstain
5. Shareholder Proposal No. 1	☐	☐	☐	11. Shareholder Proposal No. 7	☐	☐	☐
6. Shareholder Proposal No. 2	☐	☐	☐	12. Shareholder Proposal No. 8	☐	☐	☐
7. Shareholder Proposal No. 3	☐	☐	☐	13. Shareholder Proposal No. 9	☐	☐	☐
8. Shareholder Proposal No. 4	☐	☐	☐	14. Shareholder Proposal No. 10	☐	☐	☐
9. Shareholder Proposal No. 5	☐	☐	☐	15. Shareholder Proposal No. 11	☐	☐	☐
10. Shareholder Proposal No. 6	☐	☐	☐

Mercer Limited will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Saving Time) on Wednesday, June 22, 2005. If Mercer Limited does not receive your voting instruction form, it will not provide to the Company a proxy with respect to your common shares listed on this voting instruction form. If a voting instruction form signed and received in due time does not have voting instructions indicated, Mercer Limited will have no authority to vote the common shares credited to your account.

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.

Nortel Networks Limited Investment Plan for Employees - Canada

Nortel Networks Savings Plan for Employees - Canada

If a voting instruction form signed and received in due time does not have voting instructions indicated, Sun Life will have no authority to vote the common shares credited to your account. Sun Life will also not have the authority to vote the common shares credited to your account with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may be properly brought before the meeting.

To: Sun Life Assurance Company of Canada

I hereby acknowledge receipt of the notice of annual meeting of shareholders of Nortel Networks Corporation to be held on Wednesday, June 29, 2005, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2004.

As to any whole common shares of the Company credited to my account(s), related to vested contributions, held by you on May 2, 2005 on my behalf as a participant in the Nortel Networks Limited Investment Plan for Employees - Canada or the Nortel Networks Savings Plan for Employees - Canada, you are instructed to sign and forward a proxy as solicited by the Company for use at the annual meeting of shareholders or any postponements or adjournments of the meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.

THANK YOU

Voting Instruction Form - Nortel Networks Corporation

Nortel Networks Limited Investment Plan for Employees - Canada

Nortel Networks Savings Plan for Employees - Canada

1. Election of Directors - The board of directors recommends that you vote **FOR** the following nominees proposed by management:

	For	Withhold / Abstain		For	Withhold / Abstain		For	Withhold / Abstain		For	Withhold / Abstain
01. Jalynn H. Bennett	☐	☐	04. John E. Cleghorn	☐	☐	07. John A. MacNaughton	☐	☐	10. Ronald W. Osborne	☐	☐
02. Dr. Manfred Bischoff	☐	☐	05. The Hon. James B. Hunt, Jr.	☐	☐	08. The Hon. John P. Manley	☐	☐	11. William A. Owens	☐	☐
03. Robert E. Brown	☐	☐	06. Robert A. Ingram	☐	☐	09. Richard D. McCormick	☐	☐	12. Harry J. Pearce	☐	☐

2. Appointment of Independent Auditors

	For	Withhold / Abstain
The board of directors recommends that you vote **FOR** the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐

3. Nortel Stock Purchase Plans

	For	Against	Withhold / Abstain
The board of directors recommends that you vote **FOR** the adoption of the Nortel U.S. Stock Purchase Plan, the Nortel Global Stock Purchase Plan, and the Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program.	☐	☐	☐

4. Nortel 2005 Stock Incentive Plan

	For	Against	Withhold / Abstain
The board of directors recommends that you vote **FOR** the adoption of the Nortel 2005 Stock Incentive Plan.	☐	☐	☐

Shareholder Proposals - The board of directors recommends that you vote **AGAINST** each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.

	For	Against	Withhold / Abstain		For	Against	Withhold / Abstain
5. Shareholder Proposal No. 1	☐	☐	☐	11. Shareholder Proposal No. 7	☐	☐	☐
6. Shareholder Proposal No. 2	☐	☐	☐	12. Shareholder Proposal No. 8	☐	☐	☐
7. Shareholder Proposal No. 3	☐	☐	☐	13. Shareholder Proposal No. 9	☐	☐	☐
8. Shareholder Proposal No. 4	☐	☐	☐	14. Shareholder Proposal No. 10	☐	☐	☐
9. Shareholder Proposal No. 5	☐	☐	☐	15. Shareholder Proposal No. 11	☐	☐	☐
10. Shareholder Proposal No. 6	☐	☐	☐

Sun Life will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Saving Time) on Wednesday, June 22, 2005. If Sun Life does not receive your voting instruction form, it will not provide to the Company a proxy with respect to your common shares listed on this voting instruction form. If a voting instruction form signed and received in due time does not have voting instructions indicated, Sun Life will have no authority to vote the common shares credited to your account.

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.

Nortel Networks Long-Term Investment Plan

If you do not timely provide a voting instruction form to The Northern Trust Company, or if a voting instruction form signed and received in due time does not have voting instructions indicated, in accordance with the terms of the Nortel Networks Long-Term Investment Plan you will be deemed to have given a proxy to the persons designated by the Company on the form of proxy for the annual meeting of shareholders, and your common shares listed on this voting instruction form will be voted for the election of management’s nominees for directors, for the appointment of Deloitte & Touche LLP as the Company’s independent auditors, for the resolution to approve the adoption of the Nortel Stock Purchase Plans, for the resolution to approve the adoption of the Nortel 2005 Stock Incentive Plan, and against each of the eleven Shareholder Proposals, and to have granted to the proxyholder authority to vote in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.

To: The Northern Trust Company

I hereby acknowledge receipt of the notice of annual meeting of shareholders of Nortel Networks Corporation to be held on Wednesday, June 29, 2005, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2004.

As to any whole common shares of the Company credited to my account(s), related to vested contributions, held by you on May 2, 2005 on my behalf as a participant in the Nortel Networks Long-Term Investment Plan, you are instructed to sign and forward a proxy as solicited by the Company for use at the annual meeting of shareholders or any postponements or adjournments of the meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.

THANK YOU

Voting Instruction Form - Nortel Networks Corporation

1. Election of Directors - The board of directors recommends that you vote **FOR** the following nominees proposed by management:

Nominee	For	Withhold / Abstain
01. Jalynn H. Bennett	☐	☐
02. Dr. Manfred Bischoff	☐	☐
03. Robert E. Brown	☐	☐
04. John E. Cleghorn	☐	☐
05. The Hon. James B. Hunt, Jr.	☐	☐
06. Robert A. Ingram	☐	☐
07. John A. MacNaughton	☐	☐
08. The Hon. John P. Manley	☐	☐
09. Richard D. McCormick	☐	☐
10. Ronald W. Osborne	☐	☐
11. William A. Owens	☐	☐
12. Harry J. Pearce	☐	☐

2. Appointment of Independent Auditors

The board of directors recommends that you vote **FOR** the appointment of Deloitte & Touche LLP as independent auditors.

For	Withhold / Abstain
☐	☐

3. Nortel Stock Purchase Plans

The board of directors recommends that you vote **FOR** the adoption of the Nortel U.S. Stock Purchase Plan, the Nortel Global Stock Purchase Plan, and the Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program.

For	Against	Withhold / Abstain
☐	☐	☐

4. Nortel 2005 Stock Incentive Plan

The board of directors recommends that you vote **FOR** the adoption of the Nortel 2005 Stock Incentive Plan.

For	Against	Withhold / Abstain
☐	☐	☐

Shareholder Proposals - The board of directors recommends that you vote **AGAINST** each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.

Proposal	For	Against	Withhold / Abstain
5. Shareholder Proposal No. 1	☐	☐	☐
6. Shareholder Proposal No. 2	☐	☐	☐
7. Shareholder Proposal No. 3	☐	☐	☐
8. Shareholder Proposal No. 4	☐	☐	☐
9. Shareholder Proposal No. 5	☐	☐	☐
10. Shareholder Proposal No. 6	☐	☐	☐
11. Shareholder Proposal No. 7	☐	☐	☐
12. Shareholder Proposal No. 8	☐	☐	☐
13. Shareholder Proposal No. 9	☐	☐	☐
14. Shareholder Proposal No. 10	☐	☐	☐
15. Shareholder Proposal No. 11	☐	☐	☐

     The Northern Trust Company will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Saving Time) on Wednesday, June 22, 2005. If you do not timely provide a voting instruction form to The Northern Trust Company, or if a voting instruction form signed and received in due time does not have voting instructions indicated, in accordance with the terms of the Nortel Networks Long-Term Investment Plan you will be deemed to have given a proxy to the persons designated by the Company on the form of proxy for the annual meeting of shareholders, and your common shares listed on this voting instruction form will be voted for the election of management’s nominees for directors, for the appointment of Deloitte & Touche LLP as the Company’s independent auditors, for the resolution to approve the adoption of the Nortel Stock Purchase Plans, for the resolution to approve the adoption of the Nortel 2005 Stock Incentive Plan, and against each of the eleven Shareholder Proposals, and to have granted to the proxyholder authority to vote in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.

Authorized Signature(s) - Sign Here - This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.